SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

DWS CROCI® Sector Opportunities Fund
DWS Floating Rate Fund
DWS Health and Wellness Fund
DWS Intermediate Tax-Free Fund
DWS Managed Municipal Bond Fund
DWS Strategic High Yield Tax-Free Fund
Class T shares are not available for purchase.
Please Retain This Supplement for Future Reference

October 1, 2018
PRO_SAISTKR-441